EXHIBIT 10(b)


                              CERTIFICATE OF MERGER
                                       OF
                         SOUTHEAST TIRE RECYCLING, INC.
                                      INTO
                          CLEARWORKS TECHNOLOGIES, INC.

                        (UNDER SECTION 252 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

CLEARWORKS TECHNOLOGIES, INC. hereby certifies that:

(1) The name and state of incorporation of each of the constituent corporations are:
    (a) Southeast Tire Recycling, Inc., a Florida corporation; and
    (b) Clearworks Technologies, Inc., a Delaware corporation.

(2) An agreement of merger has been approved, adopted, certified, executed and acknowledged by Southeast Tire Recycling, Inc. and by Clearworks Technologies, Inc. in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

(3) The name of the surviving corporation is Clearworks Technologies, Inc.

(4) The certificate of incorporation of Clearworks Technologies, Inc. shall be the certificate of incorporation of the surviving corporation.

(5) The surviving corporation is a corporation of the State of Delaware.

(6) The executed agreement of merger is on file at the principal place of business of Clearworks Technologies, Inc.

(7) A copy of the agreement of merger will be furnished by Clearworks Technologies, Inc., on request and without cost, to any stockholder of Southeast Tire Recycling, Inc. or Clearworks Technologies, Inc.

(8) The authorized capital stock of Clearworks Technologies, Inc. is 55,000,000 shares, consisting of 50,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.001 par value per share.

  IN WITNESS WHEREOF, Clearworks Technologies, Inc. has caused this certificate to be signed by Michael McClere, its sole director, there being no officers, on
the      day of May, 1998.


                                      By: /s/ MICHAEL McCLERE
                                              Michael McClere

                               ARTICLES OF MERGER
           (Under Florida Business Corporation Act, Section 607.1105)


      Southeast Tire Recycling, Inc., a Florida corporation, hereby sets forth the following information relative to the proposed merger of Southeast Tire Recycling, Inc. into Clearworks Technologies, Inc., a Delaware corporation, the surviving corporation.

      (a) The Plan and Agreement of Merger is appended hereto.

      (b) The effective date of the merger shall be the date on which the Articles of Merger are filed.

      (c) Shareholder approval:

            (i) Southeast Tire Recycling, Inc. - 7,774,000 shares of common stock were entitled to vote on the plan; the vote taken without a meeting was 6,250,000 shares to none to approve the plan, said vote being sufficient to approve the plan.

            (ii) Clearworks Technologies, Inc. - Having no shareholders, the plan was approved by its sole director, said vote being sufficient to approve the plan

      IN WITNESS WHEREOF, Southeast Tire Recycling, Inc. has caused this certificate to he signed by Michael T. McClere, its authorized officer, on the day of May, 1998.


                                    SOUTHEAST TIRE RECYCLING, INC.


                                    By: /s/ MICHAEL McCLERE
                                            Michael T. McClere
                                            President

                           [THE STATE OF TEXAS SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                            CERTIFICATE OF AUTHORITY

                                       OF

                         CLEARWORKS TECHNOLOGIES, INC.
                            CHARTER NUMBER 00121994


    THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED APPLICATION OF THE ABOVE ENTITY FOR A CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS IN THIS STATE HAS BEEN RECEIVED IN THIS OFFICE AND IS FOUND TO CONFORM TO LAW.

    ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS IN THIS STATE FROM AND AFTER THIS DATE, FOR THOSE PURPOSES SET FORTH IN THE APPLICATION, UNDER THE NAME OF



                                     CLEARWORKS TECHNOLOGIES, INC.

DATED JULY 9, 1998

EFFECTIVE JULY 9, 1998


                                    /s/ ALBERTO R. GONZALES
                                        Alberto R. Gonzales, Secretary of State